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CONSENT OF INDEPENDENT AUDITOR
EXHIBIT 23.1


                     CONSENT OF CERTIFIED PUBLIC ACCOUNTANTS


Consent of Certified Public Accountants

We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated May 13, 2003 which appears on page 13 of the annual report on Form 10-KSB of Dominix, Inc. for the year ended December 31, 2002.


                                        /s/ Marcum & Kliegman LLP
                                        Marcum & Kliegman LLP

New York, New York
December 17, 2003



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